                                  EXHIBIT 10.23

                      DEED OF TRUST AND SECURITY AGREEMENT



                                      from



                        PRIMECO INC., successor-by-merger
                            with KINCO, INC., Grantor



                            to C. E. Seal II, Trustee
                                 for the use and
                                   benefit of



                THE CIT GROUP/BUSINESS CREDIT, INC., Beneficiary



                          DATED AS OF JANUARY 13, 1995




                       After recording, please return to:

                           Simpson, Thacher & Bartlett
                          a partnership which includes
                            professional corporation
                              425 Lexington Avenue
                            New York, New York 10017

                        Attn: Pascale I. Bissainthe, Esq.

                      DEED OF TRUST AND SECURITY AGREEMENT

                                   THIS DEED OF TRUST AND SECURITY AGREEMENT,
dated as of January 13, 1995 is made by PRIMECO INC., a Texas corporation, successor-by-merger with KINCO, INC. ("Grantor"), whose address is 16225 Park Ten Place, Suite 200, Houston, Texas 77084 to C.E. Seal II, and individual ("Trustee") whose address is 500 North Akard Street, Suite 2900, Lock Box 6, Dallas, Texas 75201-4083, for the use and benefit of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, whose address 1211 Avenue of the Americas, New York, New York 10019 as collateral agent (in such capacity, "Beneficiary") for the Lenders (defined below) under the Credit Agreement referred to below. References to this "Deed of Trust" shall mean this instrument and any and all renewals, modifications, amendments, supplements, extension, consolidations, substitutions, spreaders and replacements of this instrument.

                                   Background

         A. Pursuant to a Credit Agreement, dated as December 1, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Grantor, several lenders (collectively, the "Lenders"), Chemical Bank, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent"), and Beneficiary, the Lenders have severally agreed to make loans to, and the Issuing Lender has agreed to issue and certain of the other Lenders have agreed to participate in letters of credit for the account of, Grantor upon the terms and subject to the conditions set forth therein. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

         B. It is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue and the Lenders to participate in letters of credit for the account of, Grantor under the Credit Agreement that Grantor shall have executed and delivered this Deed of Trust to Trustee for the benefit of Beneficiary for the ratable benefit of the Lenders.

         C. Grantor is the owner of each of the parcels of real property described on Schedule A attached hereto (each such parcel of real property, together with all of the buildings, improvements, structures and fixtures now or subsequently located thereon (the "Improvements"), being collectively referred to as the "Real Estate"). References in the Deed of Trust to the "Default Rate" shall mean the rate set forth in subsection 4.5(c) of the Credit Agreement.

                                Granting Clauses

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees that to secure the prompt and complete payment when due of (i) the Obligations (as defined on Schedule B attached hereto); (ii) all interest and fees payable thereon and (iii) the prompt and complete performance when due of the Obligations;



GRANTOR HEREBY CONVEYS TO TRUSTEE AND HEREBY MORTGAGES, GRANTS, ASSIGNS, TRANSFERS AND SETS OVER TO TRUSTEE AND ALSO TO SUBSTITUTE TRUSTEE (AS DEFINED BELOW), IN TRUST WITH POWER OF SALE FOR THE USE AND BENEFIT OF BENEFICIARY FOR THE RATABLE BENEFIT OF THE LENDERS, AND GRANTS BENEFICIARY AND TRUSTEE A SECURITY INTEREST IN:

         (A)                       the Real Estate;

         (B) all the estate, right, title, claim or demand whatsoever of Grantor, in possession or expectancy, in and to the Real Estate or any part thereof;

         (C) all right, title and interest of Grantor in, to and under all easements, rights of way, gores of land, street, ways, alleys, passages, sewer rights, waters, water courses, water and riparian rights, development rights, air rights, mineral rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estates to the center lin thereof;

         (D) All of the fixtures currently owned or subsequently acquired by Grantor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, storm doors and windows, heating and electrical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph
(D) being referred to as the "Equipment");

         (E) all right, title and interest of Grantor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to grantor or constructed, assembled or placed by Grantor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials, whether stored at the Real Estate or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Grantor;

         (F) all right, title and interest of Grantor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by Grantor and whether written or oral and all guarantees of any of the foregoing, collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "Leases"), and all rights of Grantor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Trust Property (as defined below) (collectively, the "Rents");

         (G) all unearned premiums under insurance policies now or subsequently obtained by Grantor relating to the Real Estate or Equipment and Grantor's interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein, subject to the provision relating to such awards and proceeds generally set forth below;

         (H) all right, title and interest of Grantor in and to (i) all contracts from time to time executed by Grantor or any manager or agent on its behalf relating to ownership, construction, maintenance, repair or occupancy, of the Real Estate or Equipment or any part thereof and all lease of Equipment, (ii) all consent, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy or use of the Real Estate or any part thereof and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate; and

         (I) all proceeds, both cash and noncash, of the foregoing;

                                   (All of the foregoing property and rights and
interest now owned or held or subsequently acquired by Grantor and described in the foregoing clauses (A) through (E) are collectively referred to as the "Premises", and those described in the foregoing clauses (A) through (I) are collectively referred to as the "Trust Property").

         TO HAVE AND TO HOLD the Trust Property and the rights and privileges hereby granted unto Trustee, Substitute Trustee, their successors and assigns for the uses and purposes set forth, until the Obligations are fully paid and performed.

                              Terms and Conditions

             Grantor further represents, warrants, covenants and agrees with Trustee and Beneficiary as follows:

             1. Warrants of Title. Grantor warrants that Grantor has good title to the Real Estate in fee simple and good title to the rest of the Trust Property, subject only to (i) the matters that are set forth in Schedule B of the title insurance policy or policies being issued to Beneficiary to insure the lien of this Deed of Trust and (ii) the matters permitted under subsection 5.13 of the Credit Agreement (collectively, the "Permitted Exceptions") and Grantor shall warrant, defend and preserve such title and the rights granted by this Deed of Trust with respect thereto against all claims of all persons and entities, provided however, that the representation set forth herein is given solely to the Beneficiary for the benefit of the Lender and the Issuing Lender and nothing herein contained may be relied upon by, nor benefit, the title insurance company issuing a title insurance policy or policies being issued to Beneficiary. Grantor further warrants that it has the right to grant this Deed of Trust.

         2. Payment and Performance of Obligations. Grantor shall pay and perform the Obligations at the times and places and in the manner specified in the Credit Documents.

         3.       Requirements.

                  (a) Grantor shall promptly comply with, or cause to be complied with, and conform to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements, and irrespective of the nature of the work to be done, of each of the United States of America, any State and any municipality, local government or other political subdivision thereof and any agency, department, bureau, board, commission or other instrumentality of any of the, now existing or subsequently created (collectively, "Government Authority") which has jurisdiction over the Trust Property and all covenants, restrictions and conditions now or later of record which may be applicable to any of the Trust Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Trust Property, except (i) as set forth in the Phase I Environmental Reports, (ii) to the extent that Grantor's failure to comply concerns a Legal Requirement which is being contested in good faith by appropriate proceedings, or (iii) to the extent that Grantor's failure to comply would not have a material adverse effect on Trust Property or the business operations or financial condition of Beneficiary. All present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements of every Governmental Authority applicable to Grantor or to any of the Trust Property and all covenants, restrictions, and conditions which now or later may be applicable to any of the Trust Property are collectively referred to as the "Legal Requirements".

                  (b) From and after the date of this Deed of Trust, Grantor shall not by act or omission permit any building or other improvement on any premises not subject to this Deed of Trust to rely on the Premises or my part thereof or any interest therein to fulfill any Legal Requirement, and Grantor hereby assigns to Beneficiary any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Grantor shall not by act or omission impair the integrity of any of the Real Estate as a single zoning lot separate and apart from all other premises. Any act or omission by Grantor which would result in a violation of any of the Provisions of this subsection shall be void.

         4. Payment of Taxes and Other Impositions. (a) Promptly when due, subject to subsection 7.3 of the Credit Agreement, Grantor shall pay and discharge all real estate taxes and assessments of every kind and nature, all charges for any easement or agreement maintained for the benefit of any of the Trust Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the Trust Property, or arising in respect of the occupancy, use or possession thereof, together with any penalties or interest on any of the foregoing (all of the foregoing are collectively referred to as the "Impositions"). Upon request by Beneficiary, Grantor shall deliver to Beneficiary (i) original or copies of receipted bills and canceled checks evidencing payment of such imposition if it is a real estate tax or other public charge and (ii) evidence acceptable to Beneficiary showing the payment of any other such Imposition. If by law any imposition, at Grantor's option, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Grantor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.

                  (b) Nothing herein shall affect any right or remedy of Trustee or Beneficiary under this Deed of Trust or otherwise, without notice or demand to Grantor, to pay any imposition after the date such Imposition shall have become due, and to add to the Obligations the amount so paid, together with interest from the time of payment at the Default Rate. Any sums paid by Trustee or Beneficiary in discharge of any impositions shall be (i) a charge on the Premises secured hereby prior to any right or title to, interest in, or claim upon the Premises subordinate to the lien of this Deed of Trust, and (ii) payable on demand by Grantor to Trustee or Beneficiary, as the case may be, together with interest at the Default Rate as set forth above.

                  (c) Grantor shall not claim, demand or be entitled to receive any credit or credits toward the satisfaction of this Deed of Trust or on any interest payable thereon for any taxes assessed against the Trust Property or any part thereof, and shall not claim any deduction from the taxable value of the Trust Property by reason of this Deed of Trust.

                  (d) Grantor shall have the right before any delinquency occurs to contest or object in good faith to the amount or validity of any imposition by appropriate legal proceedings.

         5. Insurance. (a) Grantor shall maintain or cause to be maintained on all of the Premises insurance required by subsection 7.5 of the Credit Agreement Each insurance policy shall (i) provide that it shall not be canceled, non-renewed or materially amended without 30-days' prior written notice to Beneficiary, and (ii) with respect to all property insurance, provide for loss payable to Beneficiary (modified to provide that proceeds shall be payable to Grantor unless and until title insurance company is notified by Beneficiary of the occurrence of an Event of Default in which case proceeds will be paid to Beneficiary) as its interest may appear, without contribution, under a "standard" or "New York" mortgage clause acceptable to Beneficiary and be written by insurance companies as reasonably approved by Beneficiary. Liability insurance policies shall name Beneficiary (and Trustee, if Trustee shall so request) as an additional insured and contain a waiver of subrogation against Beneficiary (and Trustee, if Trustee shall so request).

                  (b) Grantor shall deliver to Beneficiary a certificate of insurance acceptable to Beneficiary, together with a copy of the declaration page for each policy. Grantor shall (i) pay as they become due all premiums for such insurance, (ii) not later than 15 days prior to the expiration of each policy to be furnished pursuant to the provisions of this Section, deliver a renewed policy or policies, or duplicate original or originals thereof, marked "premium paid," or accompanied by such other evidence of payment satisfactory to Beneficiary with standard non-contributory mortgage clauses in favor of and acceptable to Beneficiary.

                  (c) If Grantor is in default of its obligations to insure or deliver any such prepaid policy or policies, then Beneficiary, at its option and without notice, may effect such insurance from year to year, and pay the premiums or premiums therefor, and Grantor shall pay to Beneficiary on demand such premium or premiums so paid by Beneficiary with interest from the time of payment at the Default Rate and the same shall be deemed to be secured by this Deed of Trust and shall be collectible in the same manner as the Obligations secured by this Deed of Trust.

                  (d) Grantor promptly shall comply with and conform to (i) all provisions of each such insurance policy, and (ii) all requirements of the insurers applicable to Grantor or to any of the Trust Property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, or repair of any of the Trust Property. Grantor shall not use or permit the use of the Trust Property in any manner which would permit any insurer to cancel any insurance policy or void coverage required to be maintained by this Deed of Trust.

                  (e) Any insurance proceeds payable in connection with a casualty involving the Trust Property or any portion thereof shall be applied in accordance with the terms of the Credit Agreement.

                  (f) In the event of foreclosure of this Deed of Trust or other transfer of title to the Trust Property in extinguishment of the Obligations, all right, title and interest of Grantor in and to any insurance policies then in force shall pass to the purchaser or grantee and Grantor hereby appoints Beneficiary its attorney-in-fact, in Grantor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

         6. Maintenance; No Alteration; Inspection. (a) Grantor shall maintain or cause to be maintained all the Improvements in good condition and repair and shall not commit or suffer any waste of the Improvements. Grantor shall repair, restore, replace or rebuild promptly any part of the Premises which may be damaged or destroyed by any casualty whatsoever. The Improvements shall not be demolished without the written consent of Beneficiary.

                  (b) Beneficiary and any persons authorized by Beneficiary shall have the right to, upon reasonable notice and in such a manner as to minimize interference with the store operations on the Premises, enter and inspect the Premises and the right to inspect all work done, labor performed and materials furnished in and about the Improvements and the right to inspect and make copies of all invoices, contracts and records of Grantor relating to the Trust Property.

         7. Condemnation/Eminent Domain. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Trust Property, or any portion thereof, Grantor will notify Beneficiary of the pendency of such proceedings. All condemnation proceeds shall be applied in accordance with the terms of the Credit Agreement.

         8. Further Assurances. To further assure Beneficiary's and Trustee's rights under this Deed of Trust, Grantor agrees upon demand of Beneficiary or Trustee to execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Trust Property and a separate assignment of each Lease in recordable form) as may be reasonably required by Beneficiary or Trustee to confirm the rights or benefits conferred on Beneficiary or Trustee by this Deed of Trust.

         9. Beneficiary's Right to Perform. If Grantor fails to perform any of the covenants or agreements of Grantor after an Event of Default shall have occurred and be continuing, Beneficiary or Trustee, without waiving or releasing Grantor from any obligation or default under this Deed of Trust with reasonable efforts to provide simultaneous written notice to Grantor may, at any time (but shall be under no obligation to) pay or perform the same, and the amount or cost thereof, with interest at the Default Rate, shall immediately be due from Grantor to Beneficiary or Trustee (as the case may be) and the same shall be secured by this Deed of Trust and shall be an encumbrance on the Trust Property prior to any right, title to, interest in or claim upon the Trust Property attaching subsequent to the date of this Deed of Trust. No payment or advance of money by Beneficiary or Trustee under this Section shall be deemed or construed to cure Grantor's default or waive any right or remedy of Beneficiary or Trustee.

         10.      Intentionally Omitted.

         11. Leases. (a) Grantor shall not execute an assignment or pledge of any Lease relating to all or any portion of the Trust Property other than in favor of Beneficiary.

                  (b)      As to any Lease, Grantor shall:

                           (i) promptly perform all of the material provisions of the Lease on the part of the lessor thereunder to be performed:

                           (ii) promptly enforce all of the material provisions of the Lease on the part of the lessee thereunder to be performed;

                           (iii) upon request of Beneficiary, promptly deliver to Beneficiary a true and complete copy of a fully executed original of the Lease; and

                           (iv) promptly deliver to Beneficiary, upon Beneficiary's request, an assignment of the Grantor's interest under such Lease.

                  (c) All Leases entered into by Grantor after the date hereof, if any, and all rights of any lessees thereunder shall be subject and subordinate in all respects to the lien and provisions of this Deed of Trust unless Beneficiary shall otherwise elect in writing. Notwithstanding the foregoing, so long as the tenant under any existing or future Lease is not in beneficiary's designee) upon its acquisition of title to the Trust Property, Beneficiary shall not disturb the use or possession by such tenant to the premises demised under such Lease. If an Event of Default shall have occurred and be continuing and Beneficiary elects to foreclose this Deed of Trust, so long as the tenant under any Lease is not in default under the terms of the applicable Lease, Beneficiary shall take no action the effect of which would be to terminate the rights of such Tenant under its Lease; provided that if, in order to validly foreclose the lien of the Deed of Trust such Lease must be terminated, Beneficiary may nevertheless proceed with such foreclosure but following the completion of such foreclosure shall enter into a new lease of the premises demised under such Lease with such tenant on the same terms and conditions as those set forth in such Tenant's Lease.

         12. Events of Default. The occurrence of an Event of Default under the Credit Agreement shall constitute and Event of Default hereunder.

         13.      Remedies.

                  (a) Upon the occurrence of any Event of Default, in addition to any other rights and remedies Beneficiary may have pursuant to the Loan Documents, or as provided by law, and without limitation, (a) if such event is an Event of Default specified in subsection 9(f) of the Credit Agreement with respect to the Grantor, automatically the Obligations and all other amounts owing under this Deed of Trust and the other Credit Documents immediately shall become due and payable, and (b) if such event is nay other Event of Default , by notice to Grantor, Beneficiary may declare the Obligations (together with accrued interest thereon) and all other amounts payable under this Deed of Trust and the other Credit Documents to be immediately due and payable. Except as expressly provided above in this Section, notice of intention to accelerate, notice of acceleration, presentment, demand, protest and all other notices or any kind are hereby expressly waived. In addition, upon the occurrence and during the continuance of any Event of Default, Beneficiary may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Grantor and in and to the Trust Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Beneficiary:

                  (i) Beneficiary may direct Trustee to sell or offer for sale the Trust Property in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of the same, to the highest bidder for cash at public auction. Such sale shall be made at the courthouse door of the County wherein the Real Estate (or any of that portion thereof to be sold) is situated (whether the parts or parcels thereof, if any, in different counties are contiguous or not, and without the necessity of having any personal property hereby mortgaged present at such sale) on the first Tuesday of any month between the hours of 10:00 a.m. and 4:00 p.m. after posting a written or printed notice or notices of the place, time and terms of the sale of the Trust Property for twenty-one (21) days prior to the date of the sale at the courthouse door of the county in which the sale is to be made and at the courthouse door of any other county in which a portion of the Trust Property may be situated and filing a copy of such notice(s) in the office of the county clerk in each of such counties, and by serving written notice of the proposed sale at least twenty-one (21) days preceding the date of sale by certified mall on Grantor and on each debtor obligated to pay the Obligations according to the records of the Beneficiary. It is agreed that the posting and transmittal of notices may be performed by the Trustee, Beneficiary, or by any person acting for them. The sale shall be accomplished by following the procedures permitted or required by Tex. Prop. Code Ann. 51.002 (Vernon 1984), as same may be amended from time to time, relating to the sale of real estate and/or by Chapter 9 of the Texas Uniform Commercial Code relating to the sale of personal property collateral after default by a debtor (as said Section and Chapter may now exist or may hereafter be amended or succeeded), or by any other present or subsequent articles or enactments relating to the same. Nothing contained in this subsection (d) shall be construed to limit in any way Trustee's rights to sell the Trust Property by private sale if; and to the extent that such private sale is permitted under the laws of the State of Texas or by public or private sale after entry of judgment by any court of competent jurisdiction ordering the same. At any such sale (i) whether made under power herein contained, the aforesaid 51.002, the Texas Uniform Commercial Code, any other legal requirement or by virtue of any judicial procedure or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Trust Property (Grantor hereby covenanting and agreeing to deliver to Trustee any portion of the Trust Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a special warranty of title, subject to Permitted Encumbrances, binding upon Grantor, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall be prima facie proof of the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Obligations, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder, (iv) there shall be a prima facie presumption that any and all prerequisites to the validity thereof shall have been performed, (v) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for his or their purchase money and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar, both at law and in equity, against Grantor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Grantor, and (vii) to the extent and under such circumstances as are permitted by law, Beneficiary may be a purchaser at any such sale;

                  (ii) Beneficiary may, to the extent permitted by applicable law, (A) institute and maintain an action of judicial foreclosure against all or any part of the Trust Property, (B) institute and maintain an action on the Notes, or (C) take such other action at law or in equity for the enforcement of this Deed of Trust or any of the Credit Documents as the law may allow. Beneficiary may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the Default Rate and all costs of suit, including, without limitation, reasonable attorneys' fees and disbursements. Interest at the Default Rate shall be due on any judgment obtained by Beneficiary from the date of judgment until actual payment is made of the full amount of the judgment.

                  (iii) Beneficiary may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Trust Property or any other collateral as security for the Obligations enter into and upon the Trust Property and each and every part thereof and exclude Grantor and its agents and employees therefrom without liability for trespass or otherwise (Grantor hereby agreeing to surrender possession of the Trust Property to Beneficiary upon demand at any such time) and use, operate, manage maintain and control the Trust Property and every part thereof. Following such entry and taking of possession, Beneficiary shall be entitled, without limitation, (x) to lease all or any part or parts of the Trust Property for such periods of time and upon such conditions as Beneficiary may, in its discretion, deem proper, (y) to enforce, cancel or modify any Lease and (z) generally to execute, do and perform any other act, deed, matter or thing concerning the Trust Property as Beneficiary shall deem appropriate as fully as Grantor might do.

                  (b) Beneficiary, in any action to foreclose this Deed of Trust in a judicial procedure or in connection with the exercise of any nonjudicial power of sale by Trustee, shall be entitled to the appointment of a receiver. In case of a trustee's sale or foreclosure sale, the Real Estate may be sold, at Beneficiary's election, in one parcel or in more than one parcel and Beneficiary is specifically empowered, (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Trust Property to be held.

                  (c) In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Deed of Trust, and notwithstanding to the contrary any exculpatory or non-recourse language which may be contained herein, Beneficiary or Trustee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and Beneficiary or Trustee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Deed of Trust.

                  (d) Following any sale of the Trust Property, or any part hereof, under the provisions of this instrument, all persons and parties in possession of the property sold shall be divested of any and all interest in and claim to the Trust Property, and shall be obligated to immediately vacate the premises, and prior to such vacation shall be tenants at sufferance of the purchaser of the property sold and shall be subject to eviction in an action of forcible detainer; provided, the provisions of this subparagraph shall be subject to subparagraph 11(c) and any other agreements made in writing by Beneficiary with reference to any existing and/or future leases; provided, further, the purchaser at any foreclosure sale shall have the option but not the obligation to affirm any then existing leases or tenancies or otherwise succeed to the rights of Grantor thereunder.

         14. Right of Beneficiary to Credit Sale. Upon the occurrence of any sale made under this Deed of Trust, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure arid sale, Beneficiary may bid for and acquire the Trust Property or any part thereof. In lieu of paying cash therefor, Beneficiary may make settlement for the purchase price by crediting upon the Obligations or other sums secured by this Deed of Trust the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Beneficiary is authorized to deduct under this Deed of Trust. In such event, this Deed of Trust, the Notes and documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Obligations as having been paid.

         15. Appointment of Receiver. If an Event of Default shall have occurred and be continuing, Beneficiary as a matter of right and without notice to Grantor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Trust Property or any other collateral as security for the Obligations or the interest of Grantor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Trust Property, and Grantor hereby irrevocably consents to such appointment arid waives notice of any application therefor (except as may be required by law). Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided in this Deed of Trust, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Trust property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Trust Property unless such receivership is sooner terminated.

         16. Extension, Release, etc.. (a) Without affecting the encumbrance or charge of this Deed of Trust upon any portion of the Trust Property not then or theretofore released as security for the full amount of the Obligations, Beneficiary may, from time to time and without notice, agree to (i) release any person liable for the Obligations, (ii) extend the maturity or alter any of the terms of the Obligations or any guaranty thereof, (iii) grant other indulgences (iv) release or reconvey, or cause to be released or reconveyed at any time at Beneficiary's option any parcel, portion or all of the Trust Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Deed of Trust shall secure less than all of the principal amount of the Obligations, it is expressly agreed that any repayments of the principal amount of the Obligations shall not reduce the amount of the encumbrance of this Deed of Trust until the encumbrance amount shall equal the principal amount of the Obligations outstanding.

                  (b) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Trust Property or upon any other property of Grantor shall affect the encumbrance of this Deed of Trust or any liens, rights, powers or remedies of Beneficiary or Trustee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

                  (c) If Beneficiary shall have the right to foreclose this Deed of Trust or to direct the Trustee to exercise its power of sale, Grantor authorizes Beneficiary at its option to foreclose the lien of this Deed of Trust (or direct the Trustee to sell the Trust Property, as the case may be) subject to the rights of any tenants of the Trust Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights, or to provide notice to such tenants as required in any statutory procedure governing a sale of the Trust Property by Trustee, or to terminate such tenant's rights in such sale will not be asserted by Grantor as a defense to any proceeding instituted by Beneficiary to collect the Obligations or to foreclose this Deed of Trust.

                  (d) Unless expressly provided otherwise, in the event that Beneficiary's interest in this Deed of Trust and title to the Trust Property or any estate therein shall become vested in the same person or entity, this Deed of Trust shall not merge in such title but shall continue as a valid charge on the Trust Property for the amount secured hereby.

         17. Fixture Filing. (a) Grantor and Beneficiary agree, to the extent permitted by law, that: (i) all of the goods described within the definition of the word "Equipment" are or are to become fixtures on the Real Estate; (ii) this Deed of Trust upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the Code; (iii) Grantor is the record owner of the Real Estate; and (iv) the addresses of Grantor and Beneficiary are as set forth on the first page of this Deed of Trust.

                  (b) Grantor, upon request by Beneficiary from time to time, shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Beneficiary may request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Deed of Trust and such security instrument. Grantor further agrees to pay to Beneficiary on demand all costs and expenses incurred by Beneficiary in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements Beneficiary shall reasonably require. If Grantor shall fail to execute any financing or continuation statement within 10 days after receipt of such financing or continuation statement from Beneficiary, then pursuant to the provisions of the Code, Grantor hereby authorizes Beneficiary, without the signature of Grantor, and hereby irrevocably appoints and constitutes Beneficiary as its true and lawful attorney-in-fact, which appointment is coupled with an interest, in its name, place and stead to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of Beneficiary to proceed against any personal property encumbered by this Deed of Trust as real property, as set forth above.

         18. Assignment of Rents. (a) Grantor hereby assigns to Beneficiary the Rents as further security for the payment and performance of the Obligations, and Grantor grants to Beneficiary the right to enter the Trust Property for the purpose of collecting the same and to let the Trust Property or any part thereof, and to apply the Rents on account of the Obligations. The foregoing assignment and grant is present and absolute and shall continue in effect until the Obligations are paid in full, but Beneficiary and Trustee hereby waive the right to enter the Trust Property for the purpose of collecting the Rents and Grantor shall be entitled to collect, receive, use and retain the Rents until the occurrence of an Event of Default under this Deed of Trust; such right of Grantor to collect, receive, use and retain the Rents may be revoked by Beneficiary upon the occurrence of any Event of Default under this Deed of Trust by giving not less than five days written notice of such revocation to Grantor; in the event such notice is given, Grantor shall pay over to Beneficiary, or to any receiver appointed to collect the Rents, any lease security deposits (which shall not be applied to the Obligations), and shall pay monthly in advance to Beneficiary, or to any such receiver, the fair and reasonable rental value as determined by Beneficiary for the use and occupancy of the Trust property or of such part thereof as may be in the possession of Grantor or any affiliate of Grantor, and upon default in any such payment Grantor and any such affiliate will vacate and surrender the possession of the Trust Property to Beneficiary or to such receiver, and in default thereof may be evicted by summary proceedings or otherwise. Grantor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

                  (b) Beneficiary's acceptance of this assignment shall not, prior to entry upon and taking possession of the Trust Property by Beneficiary, be deemed to constitute Beneficiary a "mortgagee in possession," nor obligate Beneficiary to appear in or defend any proceeding relating to any of the Leases or to the Trust Property, take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under the Leases, or assume any obligation for any deposits delivered to Grantor by any tenant and not delivered to Beneficiary, or render Beneficiary liable for any injury or damage to person or Property in or about the Trust Property. Neither the collection of Rents due under the Leases herein described, nor possession of the Trust Property by Beneficiary under any of the circumstances set forth herein shall render Beneficiary liable with respect to any obligations of Grantor to my tenant or subtenant unless said Leases, such liability to arise only with respect to a party purchasing the Trust Property at a foreclosure sale or receiving a deed covering the Trust Property in lieu of foreclosure and then to arise only with respect to obligations accruing subsequent to such foreclosure sale or deed in lieu thereof.

                  (c) By Beneficiary's acceptance of this Deed of Trust, it is understood and agreed that a full and complete release of this Deed of Trust shall operate as a full and complete reassignment to Grantor of the Beneficiary's rights and interests under this Section.

                  (d) All provisions hereof shall inure to the benefit of and all actions authorized hereunder shall be exercisable by the Trustee or the Substitute Trustee at Beneficiary's request.

         19. Notices. All notices, requests, demands and other communications hereunder shall be given in the manner and to the addresses specified under Section 11.2 of the Agreement.

         20. No Oral Modification. This Deed of Trust may not be changed or terminated orally. Any agreement made by Grantor and Beneficiary after the date of this Deed of Trust relating to this Deed of Trust shall be superior to the rights of the holder of any intervening or subordinate deed of trust, lien or encumbrance. Trustee's execution of any written agreement between Grantor and Beneficiary shall not be required for the effectiveness thereof as between Grantor and Beneficiary.

         21. Partial Invalidity. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included. Notwithstanding to the contrary anything contained in this Deed of Trust or in any provisions of the Credit Documents, the obligations of Grantor and of any other obligor under the Credit Documents shall be subject to the limitation that Beneficiary shall not charge, take or receive, nor shall Grantor or any other obligor be obligated to pay to Beneficiary, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by Beneficiary.

         22. Grantor's Waiver of Rights. To the fullest extent permitted by law, Grantor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Trust Property, (ii) any extension of the time for the enforcement of the collection of the Obligations or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Trust Property from attachment, levy or sale under execution or exemption from civil process. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Deed of Trust before exercising any other remedy granted hereunder and Grantor, for Grantor and its successors and assigns, and for any and all persons ever claiming any interest in the Trust Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured Obligations and marshaling in the event of exercise by Trustee or Beneficiary of the power of sale or other rights hereby created.

         23. Remedies Not Exclusive. Beneficiary and Trustee shall be entitled to enforce payment and performance of the Obligations and to exercise all rights and powers under this Deed of Trust or under any of the other Credit Documents or other agreement or any laws now or hereafter in force, notwithstanding the fact that some or all of the Obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage, rarity agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, shall prejudice or in any manner affect Beneficiary's or Trustee's right to realize upon or enforce any other security now or hereafter held by Beneficiary or Trustee, it being agreed that Beneficiary and Trustee shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as Beneficiary may determine in its absolute discretion. No remedy herein conferred upon or reserved to Beneficiary or Trustee is intended to be exclusive of any other remedy herein or by law provided or permitted but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Credit Documents to Beneficiary or Trustee or to which either may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Beneficiary or Trustee, as the case may be. In no event shall Beneficiary or Trustee, in the exercise of the remedies provided in this Deed of Trust (including, without limitation, in connection with the assignment of Rents, or the appointment of a receiver and the entry of such receiver on to all or any part of the Trust Property), be deemed a "mortgage in possession," and neither Beneficiary nor Trustee shall in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

         24. Multiple Security. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Deed of Trust, Beneficiary shall now or hereafter hold or be the beneficiary of one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Obligations upon other property in the State in which the Premises art located (whether or not such property is owned by Grantor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Beneficiary may, at its election, commence or consolidate in a single trustee's sale or foreclosure action all trustee's sale or foreclosure proceedings against all such collateral securing the Obligations (including the Trust Property), which action may be brought or consolidated in the courts of, or sale conducted in, any county in which any of such collateral is located. Grantor acknowledges that the right to maintain a consolidated trustee's sale or foreclosure action is a specific inducement to Beneficiary to extend the Obligations, and Grantor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. Grantor further agrees that if Trustee or Beneficiary shall be prosecuting one or more foreclosure or other proceedings against a portion of the Trust Property or against any collateral other than the Trust Property, which collateral directly or indirectly scores the Obligations, or if Beneficiary shall have obtained a judgment of foreclosure and sale or similar judgement against such collateral (or, in the case of a trustee's sale, shall have met the statutory requirements therefor with respect to such collateral), then, whether or not such proceeding being maintained or judgements were obtained in or outside the State in which the Premises are located, Beneficiary may commence or continue any trustee's sale or foreclosure proceedings and exercise its other remedies granted in this Deed of Trust against all of or any part of the Trust Property and Grantor waives any objections to the commencement or continuation of a foreclosure of this Deed of Trust or exercise of any other remedies hereunder based on such other proceedings or judgements, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Deed of Trust or such other proceedings on such basis. The commencement or continuation of proceedings to sell the Trust Property in a trustee's sale, to foreclose this Deed of Trust or the exercise of any other rights hereunder or the recovery of any judgment by Beneficiary or the occurrence of any sale by the Trustee in any such proceedings shall not prejudice, limit or preclude Beneficiary's right to commence or continue one or more trustee's sales, foreclosure or other proceedings or obtain a judgement against (or, in the case of a trustee's sale, to meet the statutory requirements for, any such sale of) any other collateral (either in or outside the State in which the Real Estate is located) which directly or indirectly secures the Obligations, and Grantor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such sales or proceedings based upon any action or judgment connected to this Deed of Trust, and Grantor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other sales or proceedings or any sale or action under this Deed of Trust on such basis. it is expressly understood and agreed that to the fullest extent permitted by law, Beneficiary may, at its election, cause the sale of all collateral which is the subject of a single trustee's sale or foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Obligations (directly or indirectly) in the most economical and least time-consuming manner.

         25. Expenses. If (a) any sale (or any prerequisite to a sale), action or proceeding shall be commenced by Beneficiary or Trustee (including but not limited to any sale of the Trust Property or any action to foreclose this Deed of Trust or to collect the Obligations), or any action or proceeding is commenced to which Beneficiary or Trustee is made a party, or in which it becomes necessary to defend or uphold the rights granted by this Deed of Trust (including, without limitation, any proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Obligor), or in which Beneficiary or Trustee is served with any legal process, discovery notice or subpoena and (b) in each of the foregoing instances such action or proceeding in any manner relates to or arises out of this Deed of Trust or Beneficiary's lending to Grantor or acceptance of a guaranty of any of the Obligations from any of the Credit Parties or any of the transactions contemplated by this Deed of Trust, then Grantor will immediately reimburse or pay to Beneficiary and Trustee all of the expenses which have been or may be incurred by Beneficiary and Trustee, respectively, with respect to the foregoing (including reasonable counsel fees and disbursements), together with interest thereon at the Default Rate, and any such Sum and the interest thereon shall be included in the Obligations and have the full benefit of this

Deed of Trust, prior to any right, or title to, interest in or claim upon the Trust Property attaching or accruing to this Deed of Trust, and shall be deemed to be secured by this Deed of Trust. In any action or proceeding to sell the Trust Property, to foreclose this Deed of Trust, or to recover or collect the Obligations, the provisions of law respecting the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant.

         26. Successors and Assigns. All covenants of Grantor contained in this Deed of Trust are imposed solely and exclusively for the benefit of Beneficiary and Trustee and their respective successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Beneficiary or Trustee at any time if in the sole discretion of either of them such waiver is deemed advisable. All such covenants of Grantor shall run with the land and bind Grantor, the successors and assigns of Grantor (and each of them) and all subsequent owners, encumbrancers and tenants of the Trust Property, and shall inure to the benefit of Beneficiary, Trustee and their respective successors and assigns. Without limiting the generality of the foregoing, any successor to Trustee appointed by Beneficiary shall succeed to all rights of Trustee as if such successor had been originally named as Trustee hereunder. The word "Grantor" shall be construed as if it read "Grantors" whenever the sense of this Deed of Trust so requires.

          27. No Waivers, etc.. Any failure by Beneficiary to insist upon the strict performance by Grantor of any of the terms and provisions of this Deed of Trust shall not be deemed to be a waiver of any of the terms and provisions hereof, and Beneficiary or Trustee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Grantor of any and all of the terms and provisions of this Deed of Trust to be performed by Grantor. Beneficiary may release, regardless of consideration and without the necessity for any notice to or consent by the beneficiary of any subordinate deed of trust or the holder of any subordinate lien on the Trust Property, any part of the security held for the obligations secured by this Deed of Trust without, as to the remainder of the security, in any way impairing or affecting this Deed of Trust or the priority of this Deed of Trust over any subordinate lien or deed of trust.

          28. GOVERNING LAW, ETC. THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT THAT GRANTOR EXPRESSLY ACKNOWLEDGES THAT BY THEIR TERMS THE NOTES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW, AND FOR PURPOSES OF CONSISTENCY, GRANTOR AGREES THAT IN ANY IN PERSONAM PROCEEDING RELATED TO THIS DEED OF TRUST THE RIGHTS OF THE PARTIES TO THIS DEED OF TRUST SHALL ALSO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK GOVERNING CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.

          29. Waiver of Trial by Jury. Grantor, Trustee and Beneficiary each hereby irrevocably and unconditionally waive trial by jury in any action, claim, suit or proceeding relating to this Deed of Trust and for any counterclaim brought therein. Grantor hereby waives all rights to interpose any counterclaim in any suit brought by Beneficiary or Trustee hereunder and all rights to have any such suit consolidated with any separate suit, action or proceeding.

         30. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust shall be used interchangeably in singular or plural form and the word "Grantor" shall mean "each Grantor or any subsequent owner or owners of the Trust Property or any part thereof or interest therein," the word "Beneficiary" shall mean "Beneficiary or any subsequent holder of the Obligations," the word "Trustee" shall mean "Trustee and any successor trustee hereunder," the word "person" shall include any individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, and the words "Trust Property" shall include any portion of the Trust Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Deed of Trust are for convenience or reference only and in no way limit or amplify the provisions hereof. All terms used herein which are defined in the Texas Uniform Commercial Code shall be used in accordance with the definition therefor in said Code.

         31. Enforceability; Usury. In no event shall any provision of this Deed of Trust, the Notes, or any other instrument evidencing or securing the indebtedness ever obligate Grantor to pay or allow Beneficiary to collect interest on the Notes or any other indebtedness secured hereby at a rate greater than the maximum non-usurious rate permitted by applicable law (herein referred to as the "Highest Lawful Rate"), or obligate Grantor to pay any taxes, assessments, charges, insurance premiums or other amounts to the extent that such payments, when added to the interest payable on the Notes or any other note secured hereby, would be held to constitute the payment by Grantor of Interest at a rate greater than the Highest Lawful Rate; and this provision shall control over any provision to the contrary. To the extent the Highest Lawful Rate is determined by reference to the laws of the State of Texas, same shall be determined by reference to the indicated (weekly) rate ceiling (as defined and described in Texas Revised Civil Statutes Article 5069-1.04, as amended) at the applicable time in effect.

                  Without limiting the generality of the foregoing, in the event the maturity of all or any part of the principal amount of the Obligations shall be accelerated for any reason, then such principal amount so accelerated shall be credited with any interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. If, pursuant to the terms of this instrument or the Notes, any funds are applied to the payment of any part of the principal amount of the Obligations prior to the maturity thereof, then (a) any interest which would otherwise thereafter accrue on the principal amount so paid by such application shall be canceled, and (b) the Obligations remaining unpaid after such application shall be credited with the amount of all interest, if any, theretofore collected on the principal amount so paid by such application and remaining unearned at the date of said application; and if the funds so applied shall be sufficient to pay in full all the Obligations, then Beneficiary shall refund to Grantor all interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. Regardless of any other provision in this instrument, or in any of the written evidences of the Obligations, Grantor shall never be required to pay any unearned interest on the Obligations or any portion thereof, and shall never be required to pay interest thereon at a rate in excess of the Highest Lawful Rate construed by courts having competent jurisdiction thereof.

         32. Homestead. Grantor represents and covenants that the Trust Property forms no part any property owned, used or claimed by Grantor as a business or residential homestead, or as exempt from forced sale under the laws of the State of Texas, and disclaims and renounces all and every such claim thereto.

         33. Substitute Trustee. In case of the resignation of the Trustee, or the inability (through death or otherwise), refusal or failure of the Trustee to act, or at the option of Beneficiary or the holder(s) of a majority of the Obligations for any other reason (which reason need not be stated), a Substitute Trustee may be named, constituted and appointed by Beneficiary or the holder(s) of a majority of the Obligations, without other formality than an appointment and designation in writing, which appointments and designation shall be full evidence of the right and authority to make the same and of all facts therein recited, and this conveyance shall vest in the Substitute Trustee the title, powers and duties herein conferred on the Trustee originally named herein, and the conveyance by Substitute Trustee to the purchasers) at any sale of the Trust Property or any part thereof shall be fully valid and effective. The right to appoint a Substitute Trustee shall exist as often and whenever from any of said causes, the Trustee, original or Substitute, resigns or cannot, will not or does not act, or Beneficiary or the holder(s) of a majority of the Obligations desires to appoint a new Trustee. No bond shall ever be required of the Trustee, original or Substitute. The recitals in any conveyance made by the Trustee, original or Substitute, shall be accepted and construed in court and elsewhere a prima facie evidence and proof of the facts recited, and not other proof shall be required as to the request by Beneficiary or the Holder(s) of a majority of the obligations to the Trustee to enforce this Deed of Trust, or as to notice of or holding of the sale, or as to any particulars thereof, or as to the resignation of the Trustee, original or Substitute, or as to the inability, refusal or failure of the trustee, original or Substitute, to act, or as to the election of Beneficiary or the holder(s) of a majority of the Obligations to appoint a new Trustee, or as to appointment of a substitute Trustee, and all prerequisites of said sale shall be presumed to have been performed; and each sale made under powers herein granted shall be a perpetual bar against Grantor and the heirs, personal representatives, successors and assigns of Grantor. Trustee, original or substitute, is hereby authorized and empowered to appoint any one or more persons as attorney-in-fact to act as Trustee under him and in his name, place and stead in order to take any actions that Trustee is signed and acknowledged by said Trustee, original or substitute; and all acts done by said attorney-in-fact shall be valid, lawful and binding as if done by said Trustee, original or substitute, in person.

         34. Indemnification of Trustee. Except for gross negligence or willful misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by him in good faith to be genuine. All money received by Trustee shall, until used or applied as herein provided, be held in Trust, and Trustee shall not be liable for interest therein. Grantor shall indemnify Trustee against all liability and expense that he may incur in the performance of his duties hereunder except for gross negligence or willful misconduct.

         35. Business of Commercial Purpose. Grantor hereby warrants that the extension of credit evidenced by the Notes secured hereby is solely for business or commercial purposes, other than agricultural purposes. Grantor further warrants that the credit transaction evidenced by the notes is specifically exempted under Section 226.3(a) of Regulation Z issued by the Board of Governors of the Federal Reserve System and Title 12 (Truth in Lending Act) and section 1603 of Title 14 (General Provision) of the Consumer Credit Protection Act and that no disclosures are required to be given under such regulations and federal laws in connection with the above transaction.

         36. Loan Agreement. In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby confirms and agrees that this Deed of Trust (including the Schedules hereto), the Notes, any guarantees of the Notes executed by any guarantors and all other Loan Documents and loan papers together constitute a written "loan agreement" as defined in Section 26.02(a) of the Texas Business and Commerce Code.

         37. FINAL AGREEMENT. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         This Deed of Trust has been duly executed by Grantor on the date first above written.

                                   PRIMECO INC., a Texas Corporation,
                                   successor-by-merger with KINCO, INC.

                                   By:
                                        -----------------------------------
                                        Kevin L. Loughlin
                                        Executive Vice President and Chief
                                        Financial Officer

                                   CORPORATION




STATE OF                            )
         ---------------------------
                                            :s.s.:

COUNTY OF                           )
         ---------------------------



                  On this the     day of January, 1995, personally came Kevin L.
                              ---
Loughlin, to be duly sworn by me, and did depose and say that he executed the foregoing instrument in the firm name of PRIMECO INC., a Texas corporation, successor-by-merger with KINCO, INC., the corporation therein mentioned for the purposes therein mentioned.




                                   -----------------------------------
                                   Notary Public
- -----------------------------------



                                   (Stamp)

                                               Site No. 215

                                               Galveston County, Texas




                                   SCHEDULE A
                                LEGAL DESCRIPTION



A 6.659 Acre Tract out of Blocks 5 and 6 of Subdivision "S" of Kohfeldt's Re-Subdivision of the James Smith Survey in Galveston County, Texas, according to the Map as recorded in Vol. 10, Page 35, of the Galveston County Map Records:

Commencing at the Southwest corner of said Block 5;

Thence N 89 degrees 25' 40 degrees E 25.67 feet along the South line of said Block 5 to the point of beginning of this tract;

Thence N 89 degrees 25' 40 degrees E 579.66 feet along the South line of said Blocks 5 and 6 to the Southeast corner of this tract;

Thence North, at 52.00 feet pass an iron rod set in the North right-of-way line of FM Road 1765, a total distance of 554.86 feet to an iron rod;

Thence West 385.30 feet to an iron rod;

Thence South 190.50 feet to an iron rod;

Thence West 194.33 feet to an iron rod;

Thence South, at 318.15 feet pass an iron rod in the North right-of-way line of FM Road 1765, a total distance of 370.15 feet to the point of beginning and containing 6.659 acres of land, save and except a 52 foot strip off the South side and a 20 foot strip off the West side.

                                   SCHEDULE B

"Obligations" means (i) the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, organization or like proceeding, relating to Grantor, whether or not a claim for post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of Grantor to the Administrative Agent, Beneficiary, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit of L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, Beneficiary, the Issuing Lender or the Lenders that are required to be paid by Grantor pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of Grantor to any Lender or Lenders under or in respect of any Interest Rate Agreement with respect to any obligations arising under or in connection with any of the Credit Documents or the Subordinated Debt.

                  SCHEDULE OF SUBSTANTIALLY IDENTICAL DOCUMENTS

1. Deed of Trust and Security Agreement, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 215 - Galveston County, TX)

2. Deed of Trust and Security Agreement, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 219 - Dallas County, TX)

3. Deed of Trust and Security Agreement, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 115 - Tarrant County, TX)

4. Deed of Trust and Security Agreement, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 116 - Collin County, TX)

5. Deed of Trust and Security Agreement, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 202 - Bexar County, TX)

6. Deed of Trust and Security Agreement, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 211 - Wichita County, TX)

7. Deed of Trust and Security Agreement, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 104 - Brazoria County, TX)

8. Deed of Trust and Security Agreement, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 106 - Fort Bend County, TX)

9. Deed of Trust and Security Agreement, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 118-1 - Potter County, TX)

10. Deed of Trust and Security Agreement, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 118-2 - Randall County, TX)

11. Deed of Trust and Security Agreement, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 101, 103, 107, 109, 111, 114, 214, 225 - Harris County, TX)

12. Deed of Trust and Security Agreement, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 108 - Nueces County, TX)

13. Deed of Trust and Security Agreement, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 112 - Jefferson County, TX)

14. Deed of Trust and Security Agreement, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 208 - Jefferson County, TX)

15. Mortgage, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 204 - Mobile County, AL)

16. Mortgage, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 205 - Escambia County, FL)

17. Mortgage, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 618 - Polk County, FL)

18. Mortgage, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 621 - Duval County, FL)

19. Mortgage, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 622 - Orange County, FL)

20. Deed, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 412 - Chatham County, GA)

21. Deed, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 414 - Richmond County, GA)

22. Deed, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 417 - Cobb County, GA)

23. Deed, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 418 - Clayton County, GA)

24. Deed, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Sites 419-3 and 419-4 - Camden County, GA)

25. Act of Mortgage, Security Agreement, Pledge and Assignment, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 206 - Parish of Iberville, LA)

26. Act of Mortgage, Security Agreement, Pledge and Assignment, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 207 - Ascension Parish, LA)

27. Act of Mortgage, Security Agreement, Pledge and Assignment, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 216 - Parish of East Baton Rouge, LA)

28. Deed of Trust, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 410 - Buncombe County, NC)

29. Deed of Trust, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 411 - Forsyth County, NC)

30. Deed of Trust, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 420 - Durham County, NC)

31. Mortgage, dated as of January 13, 1995, from Primeco Inc. to The CIT Group/Business Credit, Inc. (Site 415 - Horry County, SC)